UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 28, 2013 (May 23, 2013)

Tumi Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-35495	04-3799139
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1001 Durham Avenue South Plainfield, NJ	07080
(Address of principal executive offices)	(Zip Code)

(908) 756-4400
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.
On May 23, 2013, Tumi Holdings, Inc. (the “Company”) held its 2013 annual meeting of stockholders (the “Annual Meeting”). The proposals submitted to a stockholder vote at the Annual Meeting are described in detail in the Company’s definitive proxy statement for the Annual Meeting, filed with the Securities and Exchange Commission on April 18, 2013. The results of such stockholder vote are set forth below:

Proposal No. 1: The Company’s stockholders elected two directors of the Company (the “Class I Directors”), each of whom will serve until the 2016 annual meeting, or until his or her successor is duly elected and qualifies or until his or her earlier death, resignation or removal, as set forth below:

Name	For	Withheld	Broker Non-Vote
Richard P. Hanson	49,386,810	6,730,848	2,335,915
Claire M. Bennett	55,238,199	879,459	2,335,915

Proposal No. 2: The Company’s stockholders ratified the appointment of Grant Thornton LLP to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2013, as set forth below:

For	Against	Abstain	Broker Non-Vote
58,113,894	103,779	235,900	—

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TUMI HOLDINGS, INC.

Dated: May 28, 2013	By:	/s/ Michael J. Mardy
Name: Michael J. Mardy
Title:Chief Financial Officer, Executive Vice President and Director